SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                          ACT OF 1934 (AMENDMENT NO.)

     Filed by the  Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:

     /X/ Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))

     / / Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Under Rule 14a-12

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No fee required.

     / / Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                     [LOGO]



                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                           3260 Blume Drive, Suite 500
                           Richmond, California 94806
                                 (510) 262-1730


                                October 13, 2000




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Neurobiological Technologies, Inc. The Annual Meeting will be held at the St. Francis Yacht Club, On The Marina, in San Francisco, California on November 21, 2000 at 10 a.m..

         The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

         At your earliest convenience and after you have read the enclosed Proxy Statement, please mark, date and sign the enclosed proxy and return in the enclosed prepaid envelope addressed to ChaseMellon Shareholder Services, our transfer agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Company's Annual Report on Form 10-KSB is also enclosed.

         The Board of Directors and Management look forward to seeing you at the Annual Meeting.

                                 Sincerely yours,



                                 Paul E. Freiman
                                 President and Chief Executive Officer

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, NOVEMBER 21, 2000
                                 ---------------

THE STOCKHOLDERS OF NEUROBIOLOGICAL TECHNOLOGIES, INC.:

         The Annual Meeting of Stockholders of Neurobiological Technologies, Inc. ("NTI" or the "Company") will be held at the St. Francis Yacht Club, On The Marina, San Francisco, California, on November 21, 2000 at 10 a.m., local time, for the following purposes:

     1. To elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected.

     2. To approve an amendment to the Company's Amended and Restated Employee Stock Purchase Plan to increase the number of shares issuable under the plan by 150,000 to a total of 300,000 shares.

     3. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock by 10,000,000 to a total of 35,000,000 shares.

     4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

     5. To transact such other business as properly may come before the meeting or any adjournments or postponements of the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on October 2, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. A complete list of stockholders entitled to notice of and to vote at the Annual Meeting will be available at the Company's offices, 3260 Blume Drive, Suite 500, Richmond, California, for ten days before the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                By Order of the Board of Directors,



                                Paul E. Freiman
                                President and Chief Executive Officer


Richmond, California
October 13, 2000



--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                           3260 BLUME DRIVE, SUITE 500
                               RICHMOND, CA 94806
                                 (510) 262-1730
                                  ------------

                                 PROXY STATEMENT

                                  ------------

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Neurobiological Technologies, Inc., a Delaware corporation ("NTI" or the "Company"). The proxy is solicited for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the St. Francis Yacht Club, On The Marina, in San Francisco, California, on November 21, 2000 at 10 a.m., local time, and at any and all adjournments or postponements thereof. The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is October 13, 2000.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         Only stockholders of record at the close of business on October 2, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on October 2, 2000, the Company had outstanding 16,311,278 shares of Common Stock, par value $.001 per share ("Common Stock") and 2,182,000 shares of Series A Preferred Stock, par value $.001 per share (the "Preferred Stock"). Holders of Common Stock are entitled to one vote for each share of Common Stock held. Holders of Preferred Stock are entitled one vote for each share of Preferred Stock held. The holders of Common Stock and Preferred Stock will vote together as a single class on all matters described in this proxy statement. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares entitled to vote at the Annual Meeting must be represented at the Annual Meeting.

         All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified in the proxy. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the directors listed in the proxy for election to the Board and for approval of the other proposals described in this proxy statement.

         Directors are elected by a plurality vote. The proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the approval of a majority of the shares entitled to vote on the amendment. All other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on each such matter. Votes will be tabulated as follows: (1) abstentions are treated as votes against a proposal; (2) executed proxies are voted as indicated on the proxy; (3) executed proxies with no preferences are treated as votes for a proposal; and (4) broker non-votes are treated as votes against the proposal to increase the authorized number of shares of Common Stock, but have no effect on the vote on the other proposals. A broker non-vote occurs when a broker lacks the authority to vote on some proposals. Abstentions and broker non-votes are counted as present or represented at the Annual Meeting for purposes of determining whether a quorum is present.

         Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by delivering an instrument of revocation prior to the Annual Meeting to the Company, by presenting at the Annual Meeting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

         The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


Nominees

         The Board of Directors proposes the election of the following six directors of the Company. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees securing the highest number of votes, up to the number of directors to be elected, will be elected as directors. It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

         All six nominees are currently serving as directors of the Company. The following table indicates the name and age of each nominee as of the date of this proxy statement, all positions with the Company held by the nominee, and the year during which the nominee first was elected or appointed a director.

                                                                            Director Continuously
           Name               Age     Position with NTI                             Since
           ----               ---     -----------------                             -----
Paul E. Freiman                66     President, Chief Executive Officer
                                        and Director                                 1997
Abraham E. Cohen               64     Chairman of the Board of Directors             1993
Enoch Callaway, M.D.           76     Director                                       1987
Theodore L. Eliot, Jr.         72     Director                                       1992
Abraham D. Sofaer              62     Director                                       1997
John B. Stuppin                67     Director                                       1988

         Paul E. Freiman joined the Company as a director in April 1997 and was elected President and Chief Executive Officer in May 1997. He is the former chairman and chief executive officer of Syntex Corporation. Mr. Freiman currently serves as chairman of the boards of Digital GeneTechnologies, Inc., a private genomics company, and SciGen Pte. Ltd. Mr. Freiman currently serves on the boards of Penwest Pharmaceutical Co., Calypte Biomedical Corporation, Omware, Inc., PHYTOS, Inc. and Otsuka America Pharmaceuticals, Inc. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank. Mr. Freiman holds a B.S. degree from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

         Abraham E. Cohen has been a director of the Company since March 1993 and has been Chairman of the Board of Directors since August 1993. From 1982 to 1992, Mr. Cohen served as senior vice president of Merck & Co. and from 1977 to 1988 as President of the Merck Sharp & Dohme International Division. Since his retirement from Merck and MSDI in January 1992, Mr. Cohen has been active as an international business consultant. He was a director of Agouron Pharmaceuticals, Inc. until its merger with Warner-Lambert Company. He is currently a director of seven other public companies: Akzo Nobel N.V., Axonyx, Inc., Chugai Pharmaceutical Co., Pharmaceutical Product Development, Inc., Smith Barney
Mutual Funds, Teva Pharmaceutical Industries, Ltd. and Vasomedical, Inc. Additionally, he serves as a Trustee on The Population Council.

         Enoch Callaway, M.D. is a founder and former employee of the Company and has served as a director of the Company since September 1987. Dr. Callaway previously served as Chairman of the Board of Directors of the Company from September 1987 to November 1990, as Co-Chairman of the Board of the Company from November 1990 until August 1993, as Vice President of the Company from September 1988 until August 1993 and as Secretary of the Company from September 1988 until September 1991. Dr. Callaway has been Emeritus Professor of Psychiatry at the University of California, San Francisco since 1986, where he also served as Director of Research at the Langley Porter Psychiatric Institute from 1959 to 1986. Dr. Callaway was Staff Psychiatrist, SFVAMC from 1996 to 1997. He is a member of the IRB for SAM Technologies, Inc. and Abratek, Inc. Dr. Callaway is a director of Phytos, Inc. He holds A.B. and M.D. degrees from Columbia University.

         Theodore L. Eliot, Jr. has served as a director of the Company since August 1992. Previously, he served as a director of the Company from September 1988 until April 1992, and as a Vice President of the Company from September 1988 until September 1991. Mr. Eliot retired from the United States Department of State in 1978, after a 30-year career in which he held senior posts in Washington and was Ambassador to Afghanistan. He was Dean of the Fletcher School of Law and Diplomacy from 1978 to 1985 and a director of Raytheon Co. from 1983 to 1998. He is currently a director of Fiberstars, Inc. and of several non-profit organizations. Mr. Eliot holds B.A. and M.P.A. degrees from Harvard University.

         Abraham D. Sofaer has served as a director of the Company since April 1997. Mr. Sofaer is the first George P. Shultz Distinguished Scholar & Senior Fellow at the Hoover Institution, Stanford University, appointed in 1994. He has also been a Professor of Law (by courtesy) at Stanford Law School since 1997. From 1990 to 1994, Mr. Sofaer was a partner at the legal firm of Hughes, Hubbard and Reed in Washington, D.C., where he represented several major U.S. public companies.  From 1985 to 1990,  he served as the  Legal  Adviser  to the  United
States Department of State, where he was principal negotiator on several international disputes. From 1979 to 1985, he served as a federal judge in the Southern District of New York. Mr. Sofaer is registered as a qualified arbitrator with the American Arbitration Association and is a member of the National Panel of the Center for Public Resolution of Disputes (CPR), a leading organization in the area of resolution of disputes outside litigation. He has mediated major commercial cases. Additionally, he acts regularly as an arbitrator in merger-acquisition disputes, commercial cases involving valuation of technology, and securities class action suits. Mr. Sofaer is on the International Advisory Board of Chugai Biopharmaceuticals, Inc., a director of Koret Israel Economic Development Fund and a trustee of the National Museum of Jazz. Mr. Sofaer holds a B.A. degree from Yeshiva College and a L.L.B. from New York University.

         John B. Stuppin is a founder and employee of the Company and has served as a director of the Company since September 1988. From September 1987 until October 1990, Mr. Stuppin served as President of the Company, from November 1990 to August 1993 as Co-Chairman of the Board of Directors, from October 1990 until September 1991 as Executive Vice President, and from April 1991 until July 1994 as Treasurer. He also served as acting Chief Financial Officer of the Company from the Company's inception through December 1993. Mr. Stuppin is an investment banker and a venture capitalist. He has over 25 years experience in the start up and management of companies active in emerging technologies and has been the president of a manufacturing company. He is chairman of the board of Fiberstars, Inc. Mr. Stuppin holds an A.B. degree from Columbia College.

         The Board of Directors recommends a vote "FOR" election of the nominees set forth above.

Board Meetings and Committees

         The Board of Directors held nine meetings during the fiscal year ended June 30, 2000. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of committees on which such directors serve.

         The Board of Directors has appointed a Compensation Committee, an Audit Committee and a Nominating Committee.

         The members of the  Compensation  Committee are Theodore L. Eliot,  Jr.
and Abraham D. Sofaer. The Compensation Committee held four meetings during fiscal 2000. The Compensation Committee's functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company, including the administration of and granting of options under the Company's 1993 Stock Plan and Amended and Restated Employee Stock Purchase Plan.

         The members of the Audit Committee are Theodore L. Eliot,  Jr., Abraham
E. Cohen, and Abraham D. Sofaer. Each member is "independent" under the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a charter for the Audit Committee in the form attached to this proxy statement as Appendix B. The Audit Committee held one meeting during fiscal 2000. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's relationship with the Company, advise and assist the Board of Directors in evaluating the auditor's examination, supervise the Company's financial and accounting organization and financial reporting and recommend for approval by the Board of Directors and ratification at the Annual Meeting a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management team, discussed with the Company's independent auditors all matters pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380) and received a report from the Company's independent auditors with respect to the financial statements and disclosures. The Audit Committee has also received and reviewed the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 and discussed with the auditors their independence from the Company. Based upon all such reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 for filing with the Securities and Exchange Commission.

                                                Abraham E. Cohen, Chairman
                                                Thomas L. Eliot, Jr.
                                                Abraham D. Sofaer

         The members of the Nominating Committee are Dr. Enoch Callaway and John
B. Stuppin. The Nominating Committee held no meetings during fiscal 2000. The Nominating Committee is responsible for matters relating to the composition of the Board of Directors, including recruitment, nomination and succession. No nominations were received from stockholders, and no procedures have been established for any such nominations.

Directors' Compensation

         Dr. Callaway was paid $15,000 during fiscal 2000 for consulting services rendered to the Company pursuant to a consulting agreement. Mr. Stuppin was paid $13,008 during fiscal 2000 as an employee of the Company. Mr. Cohen is reimbursed for his expenses for each meeting attended.

         Non-employee directors are currently eligible to participate in the Company's 1993 Stock Plan. Subject to the 1993 Stock Plan, each new non-employee director of the Company will receive an option to purchase 5,000 shares of Common Stock on the date of his or her election to the Board with an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, each non-employee director continuing to serve on the Board will also receive an automatic annual grant of an option to purchase 1,000 shares of Common Stock after each annual meeting of the Company's stockholders.

         In December 1999, Mr. Freiman was granted a nonqualified stock option to purchase 150,000 shares of Common Stock at an exercise price of $0.80 per share. The option vests in full on December 2004 or earlier, in whole or inpart, in the event of a change of control of the Company.

         In May, 2000, Dr. Callaway and Messrs. Cohen, Eliot and Sofaer were each granted an option to purchase 20,000 shares of Common Stock and Mr. Stuppin was granted an option to purchase 50,000 shares of Common Stock, all at an exercise  price of $6.188  per  share.  The  options  vest  over  four  years in accordance with the Company's standard vesting policy and become fully exercisable in the event of a change of control as defined in the Company's Amended and Restated 1993 Stock Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table sets forth  information  regarding  the Company's outstanding  shares of each class of equity securities  beneficially owned as of
October  2,  2000  by:  (1) each  person  who is  known  to the  Company  to own beneficially  more than five  percent  of each class of the  outstanding  equity securities;  (2) each of the Company's directors;  (3) the officers named in the
Summary  Compensation  Table below; and (4) all directors and executive officers as  a  group.  The  information  relating  to  share  ownership  is  based  upon information  furnished  to the  Company.  The  number of shares of Common  Stock beneficially  owned by an individual as reported in the second column below,  as well as the number of shares of Common  Stock  deemed  outstanding  in computing such individual's  percentage  ownership as reported in the fourth column below, includes  shares of Common Stock  issuable upon  conversion of shares subject to warrants or options  exercisable within 60 days after October 2, 2000 as if such shares were  outstanding on October 2, 2000, but does not include shares subject to any other  warrants or  options.  The Company  believes  that the  beneficial owners of each class of equity securities, based on information supplied by such owners, have sole investment and voting power with respect to the shares of each class of equity securities shown as being  beneficially owned by them, except as otherwise set forth in the footnotes to the table.
                                                          Number Subject
                                                           to Options and                   Number of     Percentage
                                          Number of           Warrants       Percentage of   Shares of     of Series A
                                          Shares of          Exercisable       Common        Series A      Preferred
            Name and Address             Common Stock      Within 60 days       Stock     Preferred Stock     Stock
 -------------------------------------------------------------------------------------------------------------------
 Lindsay A. Rosenwald, M.D. (1)........   1,759,500          500,000            10.5%              --          --
      787 Seventh Avenue, 48th Floor
      New York, NY 10019

Arthur Rock (2).......................    1,185,997          436,071             7.1          500,000         22.9%
      One Maritime Plaza, #1220
      San Francisco, CA 94111

 New York Life Insurance Company (3)...     553,750               --             3.4          400,000         18.3
      51 Madison Avenue, Room 206
      New York, NY 10010

 Clipper Bay ...........................    900,000               --             5.5               --          --
      55 Water Street, 3rd Floor
      New York, NY 10041

 Paul E. Freiman (4)...................     380,075          324,375             2.3               --          --

 Enoch Callaway, M.D. (5)..............     136,990           37,742             *              4,000          *

 Abraham E. Cohen .....................     576,391          306,554             3.5          100,000          4.6

 Theodore L. Eliot, Jr. (6)............      86,660           59,116             *                 --          --

 Abraham D.Sofaer .....................     569,431          291,504             3.4          100,000          4.6

 John B. Stuppin (7)...................     675,431            6,250             4.1          100,000          4.6

 Lisa U. Carr, M.D., Ph.D .............      43,658           32,021             *                 --          --

 All directors and executive officers
 (as a group 7 persons)(8).............   2,468,546        1,057,562            14.2          304,000         13.9

---------------------------
*Less than 1%

(1) According to Schedule 13G dated February 8, 2000 and Form 4 dated June 2000 filed by Lindsay A. Rosenwald, M.D.

(2) According to Schedule 13D/A filed by Arthur Rock on November 19, 1999 and the Company's records.

(3) According to Schedule 13G filed by New York Life Insurance Company on February 12, 1997.

(4) The number of shares of common stock shown includes 55,700 shares held in the estate of Paul E. Freiman and Anna Mazzuchi Freiman.

(5) The number of shares of common stock shown includes 99,248 shares held by Enoch Callaway and Dorothy C. Callaway, Trustees or Successor Trustees of the Callaway 1989 Trust, executed May 20, 1989. Dr. Callaway may be deemed to have a beneficial interest in the shares held by the Callaway Trust.

(6) The number of shares of common stock shown includes 27,544 shares held by Theodore L. Eliot, Jr. and Patricia P. Eliot, Trustees, the Eliot Trust, February 27, 1987. Mr. Eliot may be deemed to have a beneficial interest in the shares held by the Eliot Trust.

                                       5



(7) The number of shares of common stock shown includes 667,681 shares held by John B. Stuppin and Jane K. Stuppin, Trustees UTD dated March 11, 1991 and 500 shares held by Mrs. Stuppin. Mr. Stuppin may be deemed to have a beneficial interest in the shares held by the Stuppin Trust and Mrs. Stuppin.

(8) The number of shares of common stock shown includes shares included pursuant to notes 4-7.


Executive Compensation

         The following table sets forth information regarding compensation for the fiscal years ended June 30, 1998, 1999 and 2000 received by the Company's
Chief Executive Officer during fiscal 2000 and the Company's other most highly compensated executive officer whose total annual salary and bonus for fiscal year 2000 exceeded $100,000 (the "Named Officers").

                                    Summary Compensation Table

                                                    Annual Compensation
                                                --------------------------
                                                                                  Long-Term
                                                                             Compensation Awards
        Name and Principal Position as of                                    -------------------
                  June 30, 2000                 Year  Salary ($)  Bonus($)       Options(#)
                  -------------                 ----  ----------  --------       ----------

Paul E. Freiman                                 2000    155,055        0            225,000
   President and Chief Executive Officer        1999    152,527        0            200,000
                                                1998     92,533        0            250,000
Lisa U. Carr, M.D., Ph.D.(1)                    2000    102,743        0             52,500
   Vice President, Medical Affairs              1999    104,360        0            100,000
                                                1998      8,333        0                  0


---------------------------
(1) Dr. Carr joined the Company on June 1, 1998. Fiscal 1998 compensation is for partial year.

         The following table sets forth further information regarding the grants of stock options during the fiscal year ended June 30, 2000 to the Named
Officers. Since inception, the Company has not granted any stock appreciation rights.



                             Option Grants in Fiscal 2000


                                                         Individual Grant
                                  ---------------------------------------------------------------

                                                        Percent of
                                      Number of       Total Options
                                     Securities          Granted
                                     Underlying       to Employees in    Exercise or
                                      Options            Fiscal           Base Price    Expiration
                 Name             Granted (#)(1)       2000(%)(2)        ($/Share)(1)     Date
                 ----             --------------       ----------        ------------     ----

Paul E. Freiman                       150,000(3)          38.8              0.80         12/3/09
                                       75,000(4)          19.4              6.188        5/17/10

Lisa U. Carr, M.D., Ph.D.              12,500(4)           3.2              0.891        9/28/09
                                       40,000(4)          10.3              6.188        5/17/10

-------------------------
(1)  The options  were granted  under the  Company's  Amended and Restated  1993
     Stock Plan. The exercise price of all the options, other than the option granted to Mr. Freiman to purchase 150,000 shares, was equal to 100% of the fair market value on the date of grant. The fair market value of the Common Stock on December 3, 1999, the date on which Mr. Freiman was granted the option to purchase 150,000 shares, was $2.56.

(2) Based on a total of 387,000 stock options granted to employees during fiscal year ended June 30, 2000.

(3) These options become exercisable five years from the date of grant or earlier, in whole or in part, upon a change of control of the Company.

(4) The options vest 12.5% six months after the date of grant and 2.08% monthly thereafter.


         Both of the Named Officers exercised options during fiscal 2000. The following table sets forth information regarding the number and value of unexercised options held by the Named Officers at fiscal year-end.

                    Aggregated Option Exercises and Fiscal Year-End Option Values in Last Fiscal Year

                                                                                                 Value of Unexercised
                             Number of                      Number of Unexercised Options        In-the-Money Options
                              Shares                         Held at Fiscal Year End(#)        at Fiscal Year End($)(1)
                            Acquired on       Value         ----------------------------    ----------------------------
          Name              Exercise (#)    Realized($)     Exercisable    Unexercisable    Exercisable    Unexercisable
          ----              ------------    -----------     -----------    -------------    -----------    -------------
Paul E. Freiman             60,000         356,220         760,000         495,000         1,800,250       3,278,730

Lisa U. Carr, M.D., Ph.D.   38,375         229,051         114,125          99,031           118,242         554,648


-------------------------
(1) Based on the amount, if any, by which the last per share quote of the Common Stock on the OTC Bulletin Board on June 30, 2000 ($8.50) exceeds the exercise price.

Section 16(a) Beneficial Ownership Reporting Compliance

         Under the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. During fiscal 2000, Mr. Freiman failed to file a timely Form 5 with respect to the option granted to him in December 1999. A Form 5 reporting the grant was filed in September 2000. The Company believes all other required reports have been timely filed. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

                                   PROPOSAL 2

                          APPROVAL OF AMENDMENT OF THE
                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

         The Neurobiological Technologies, Inc. Amended and Restated Employee Stock Purchase Plan (the "ESPP") was adopted by the Board of Directors on December 15, 1993 and approved by the stockholders in January 1994. As of June 30, 2000, an aggregate of 150,000 shares were authorized for issuance and 33,133 shares remained available for future purchases under the ESPP.

Summary of Amendment

         On September 8, 2000, the Board of Directors approved an amendment to the ESPP to increase the number of shares reserved for purchase under the ESPP by up to 150,000 to up to 300,000, subject to the approval of the Company's stockholders at the annual meeting. The ESPP, as amended, is attached to this proxy statement as Appendix A.

        Description of Amended and Restated Employee Stock Purchase Plan

         Under the ESPP, an aggregate of 300,000 shares of Common Stock (which number includes the 150,000-share increase that the stockholders are being asked to approve) have been reserved for issuance. As of June 30, 2000, nine employees were eligible to participate in the ESPP. Eligible employees participate in the ESPP by authorizing payroll deductions of any whole percentage, not less than 1% nor more than 10%, of their total cash compensation. No employee is permitted to purchase Common Stock under the ESPP at a rate which exceeds $25,000 of Common Stock valued at fair market value (determined at the time the participant's rights are granted) per year. At the end of each six month period, the Company will apply the amount contributed by the participant during that period to purchase up to a maximum of 2,500 whole shares of Common Stock.

         All employees who have been employed by the Company for three consecutive months and are customarily employed 20 or more hours a week and five or more months each year are eligible to participate in the ESPP. Any eligible employee may enroll in the ESPP by executing the enrollment form no later than one week prior to the last working day prior to the commencement of the offering period. The offering period consists of the 24-month period commencing on each January 1 and July 1. Shares of Common Stock are purchased at 85% of the lower of (i) the market price of Common Stock immediately before the beginning of the applicable offering period and (ii) the market price of such Common Stock at the time of the purchase.

         The ESPP is administered by the Compensation Committee. The Compensation Committee has the right to interpret the ESPP, adopt rules thereunder and to make all other decisions relating to the operation of the ESPP. The Board of Directors has the right to amend, suspend or terminate the ESPP at any time and without notice. All expenses incurred in connection with the implementation and administration of the ESPP are paid by the Company.

Required Approval

         Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

         The Board of Directors recommends a vote "FOR" the adoption of the amendment of the Company's Amended and Restated Employee Stock Purchase Plan.



                                   PROPOSAL 3

   APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                             AUTHORIZED COMMON STOCK

         On September 8, 2000, the Board of Directors unanimously approved an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of authorized Common Stock from 25,000,000 shares to 35,000,000 shares. Of the 25,000,000 currently authorized shares of Common Stock, as of October 2, 2000, 16,311,278 were issued and outstanding. Of the remaining 8,688,722 authorized shares of Common Stock, 7,920,857 were reserved for issuance in connection with the Company's stock option plan and stock purchase plan and for issuance upon the exercise of outstanding warrants and Preferred Stock. If Proposal 2 amending the ESPP is approved by stockholders at the Annual Meeting, an additional 150,000 shares will be reserved for issuance under the ESPP.

         Except for the increase in shares authorized for issuance under the ESPP, Company does not have any current plan, understanding or agreement to issue additional shares of Common Stock. However, the Board believes that the proposed increase in authorized shares of Common Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, corporate mergers and acquisitions, financings, acquisitions of property, use in employee benefit plans, or other corporate purposes. The Board will determine whether, when, and on what terms the Company should issue shares of Common Stock in connection with any of the foregoing purposes.

         The Company is subject to restrictions on its ability to issue additional shares of Common Stock in some situations. The Nasdaq Stock Market requires that the Company obtain stockholder approval before it issues Common Stock in certain circumstances, including when the number of shares to be issued equals or exceeds 20% of the voting power outstanding. There are many other situations, however, where the Board can issue shares of Common Stock without seeking the approval of the stockholders. The issuance of additional shares of Common Stock, other than in connection with a stock split, could have a dilutive effect on the stock ownership of current stockholders. Stockholders do not have pre-emptive rights to purchase any such Common Stock. Additionally, the issuance of shares in certain instances may have the effect of forestalling a merger, tender offer, proxy contest, assumption of control by a holder of a large block of the Company's stock or the removal of its incumbent management. The Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated takeover transactions.

         Other than increasing the authorized shares of Common Stock from 25,000,000 to 35,000,000, the proposed amendment in no way changes the Company's Restated Certificate of Incorporation. The Board has unanimously adopted resolutions setting forth the proposed amendment to the Certificate, declaring its advisability and directing that the proposed amendment be submitted to the stockholders for their approval at the annual meeting on November 21, 2000. If adopted by the stockholders, the amendment will become effective upon filing as required by the General Corporation Law of Delaware.

         Required Approval

         Approval of this amendment requires the affirmative vote of a majority of the stockholders eligible to vote at the meeting, whether present at the meeting or not.

         The Board of Directors recommends a vote "FOR" the adoption of the amendment to the Company's Restated Certificate of Incorporation to increase the authorized shares of Common Stock.

                                   PROPOSAL 4

                      RATIFICATION OF INDEPENDENT AUDITORS

         On recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended June 30, 2001, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since fiscal 1992. Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Required Approval

         Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

         The Board of Directors recommends a vote "FOR" ratification of Ernst & Young LLP as the Company's independent auditors.


                                OTHER INFORMATION

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 is enclosed with this proxy statement.


                              STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the 2001 annual meeting of stockholders is June 15, 2001, pursuant to Rule 14a-8 of the Securities and Exchange Commission. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is August 29, 2001, pursuant to Rule 14a-4(c)(1) of the Securities and Exchange Commission.

                                  OTHER MATTERS

         The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.


                                         BY ORDER OF THE BOARD OF DIRECTORS,




                                         Paul E. Freiman
                                         President and Chief Executive Officer

Richmond, California
October 13, 2000


         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE.

                                   APPENDIX A

                              AMENDED AND RESTATED
                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                       (as amended through September 2000)


1.  PURPOSE OF THE PLAN.

         The Plan was adopted by the Company's Board of Directors on December 15, 1993, approved by the Company's stockholders in January 1994 and amended and restated by the Company's Board of Directors on August 22, 1996, and approved by the stockholders on November 14, 1996.

         The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended.


2.  ADMINISTRATION OF THE PLAN.

              (a) The Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provision of the Plan or of any right to purchase Stock granted under the Plan shall be conclusive and binding on all persons.

              (b) Rules and Forms. The Committee may adopt such rules and forms under the Plan as it considers appropriate.


3.  ENROLLMENT AND PARTICIPATION.


         (a) Offering Periods. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each January 1 and July 1.


         (b) Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1.


         (c) Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company not later than one week prior to the last working day prior to the commencement of such Offering Period.


         (d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate until he or she ceases to be an Eligible Employee, withdraws from the Plan or reaches the end of the Accumulation Period in which he or she discontinued contributions. A Participant who discontinued contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

         (e) Applicable Offering Period. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:


              (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) reenrollment in a subsequent Offering Period under Paragraph (ii) below.


              (ii) In the event that the Fair Market  Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.


              (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.


4.       EMPLOYEE CONTRIBUTIONS.


         (a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.


         (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 10%.


         (c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company not later than one week prior to the last working day prior to the commencement of the Accumulation Period for which such change is to be effective.


         (d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company.


5.       WITHDRAWAL FROM THE PLAN.


         (a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.


         (b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(b).

6.       TERMINATION OF EMPLOYMENT OR DEATH.


         (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)


         (b) Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company before the Participant's death.


7.       PLAN ACCOUNTS AND PURCHASE OF SHARES.


         (a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. No interest shall be credited to Plan Accounts.


         (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:


              (i) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)); or


              (ii) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period.


         (c) Number of Shares Purchased. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with
Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than a maximum of 2,500 shares of Stock with respect to any Accumulation Period nor shares of Stock in excess of the amounts set forth in Sections 8 and 12(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.


         (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 12(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.


         (e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

         (f) Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above or Section 12(a) shall be refunded to the Participant in cash, without interest.


8.       LIMITATIONS ON STOCK OWNERSHIP.


Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if:

         (a) Such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company; or


         (b) Under the terms of the Plan, such Participant's rights to purchase stock under this and all other qualified employee stock purchase plans of the Company or any parent or Subsidiary of the Company would accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time when such right is granted) for each calendar year for which such right or option is outstanding at any time.

         Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Internal Revenue Code of 1986, as amended. For purposes of this Section 8, each Participant shall be considered to own any stock that he or she has a right or option to purchase under this or any other plan, and each Participant shall be considered to have the right to purchase 2,500 shares of Stock under this Plan with respect to each Accumulation Period.


9.       RIGHTS NOT TRANSFERABLE.

         The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

10.      NO RIGHTS AS AN EMPLOYEE.

         Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time, with or without cause.


11.      NO RIGHTS AS A STOCKHOLDER.

         A Participant shall have no rights as a stockholder with respect to any shares that he or she has purchased, or may have a right to purchase, under the Plan until the date of issuance of a stock certificate for such shares.


12.      STOCK OFFERED UNDER THE PLAN.


         (a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 300,000, subject to adjustment pursuant to this Section 12.

         (b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 2,500 share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares, the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company or the distribution of the shares of a Subsidiary to the Company's stockholders.


         (c) Reorganizations. In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, the Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts that have been withheld but not yet applied to purchase Stock hereunder shall be refunded, without interest. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.


13.      AMENDMENT OR DISCONTINUANCE.

         The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 12, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.


14.      DEFINITIONS.

         (a) "Accumulation Period" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

         (b) "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

         (c) "Committee" means a committee of the Board of Directors, consisting of one or more directors appointed by the Board of Directors.

         (d) "Company" means Neurobiological Technologies, Inc., a Delaware corporation.

         (e) "Compensation" means the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions and overtime pay, but excluding moving or relocation allowances, car allowances, imputed income attributable to cars or life insurance, taxable fringe benefits and similar items, all as determined by the Committee.


         (f) "Eligible Employee" means any employee of a Participating Company:

              (i) Whose customary employment is for more than five months per calendar year and for more than 20 hours per week; and


              (ii) Who has been an employee of a Participating Company for not less than three consecutive months.


         (g) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

              (i) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;


              (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;


              (iii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and


              (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.


         (h) "Offering Period" means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to
Section 3(a).

         (i) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

         (j) "Participating Company" means the Company and each present or future Subsidiary, except Subsidiaries excluded by the Committee.

         (k) "Plan" means this Neurobiological Technologies, Inc. Employee Stock Purchase Plan, as amended from time to time.

         (l) "Plan Account" means the account established for each Participant pursuant to Section 6(a).

         (m) Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

         (n) "Stock" means the Common Stock of the Company.

         (o) "Subsidiary" means a corporation, 50% or more of the total combined voting power of all classes of stock of which is owned by the Company or by another Subsidiary.

15.      EXECUTION.

         To record the amendment and restatement of the Plan by the Board of Directors, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.


                                     NEUROBIOLOGICAL TECHNOLOGIES, INC.


                                     By    /s/ Paul E. Freiman
                                       -----------------------------------------
                                           President and Chief Executive Officer

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER

Purposes:

The purposes of the audit committee are to:

Monitor the integrity of the financial statements of the company.

Oversee the independence of the company's independent auditor.

Recommend to the board of directors the selection of the independent auditor, evaluate the independent auditor and, where appropriate, recommend the replacement of the independent auditor; it being understood that the independent auditor is ultimately accountable to the board of directors and the audit committee, and that the board of directors and the audit committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to propose the independent auditor for stockholder approval).

Composition:

The audit committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall be to meet the independence and financial literacy requirements of Nasdaq and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Unless a chair is designated by the board of directors, the committee members may appoint their own chair by majority vote.

Responsibilities:

Recommend to the board of directors the selection of the independent auditor, which shall ultimately be accountable to the audit committee and the board of directors.

Evaluate the written disclosures and the letter that the independent auditor submits to the audit committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the audit committee in response to such reports, recommend that the board of directors take appropriate action to oversee the independence of the independent auditor.

Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

Meet with management and the independent auditor to review and discuss the annual financial statements and the report of the independent auditor thereon and, to the extent the independent auditor or management brings any such matters to the attention of the audit committee, to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information or the adequacy of internal controls.

Review the management letter delivered by the independent auditor in connection with the audit.

Following such reviews and discussions, if so determined by the audit committee, recommend to the board of directors that the annual financial statements be included in the company's annual report.

Meet quarterly with management and the independent auditor to review and discuss the quarterly financial statements; provided that this responsibility may be delegated to the chairman of the audit committee.

Meet at least once each year in separate executive sessions with management and the independent auditor to discuss matters that the committee or either of these groups believes could significantly affect the financial statements and should be discussed privately.

Have such meetings with management as the audit committee deems appropriate to discuss significant financial risk exposures facing the company, and steps management has taken to monitor and control such exposures.

Review significant changes to the company's accounting principles and practices proposed by the independent auditor or management.

Evaluate the performance of the independent auditor and, if so determined by the audit committee, recommend to the board of directors replacement of the independent auditor.

At the request of company counsel, review with company counsel legal and regulatory matters that may have a significant impact on the company's financial statements, compliance policies or programs.

Conduct or authorize such inquiries into matters within the committee's scope of responsibility as the committee deems appropriate. The committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee's work.

At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the board of directors.

Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

It is not the responsibility of the audit committee to plan or conduct audits, or to determine whether the company's financial statements are complete and accurate or in accordance with generally accepted accounting principles. It is not the responsibility of the audit committee to conduct inquiries, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws, regulations or company compliance policies or programs.

--------------------------------------------------------------------------------

PROXY                    NEUROBIOLOGICAL TECHNOLOGIES, INC.                PROXY

                                      PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Paul E. Freiman and Stephen C. Ferruolo proxies, and hereby authorizes each of them to represent and vote as designated on the other side, all the shares of stock of Neurobiological Technologies, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the company to be held November 21, 2000 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Please mark    [X]
                                                                                                                 your votes
                                                                                                                 as indicated in
                                                                                                                 this example

ITEM 1--ELECTION OF             WITHHOLD
        DIRECTORS          FOR   FOR ALL                                                                     FOR  AGAINST  ABSTAIN
        Nominees:          [ ]     [ ]       ITEM 2--APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN   [ ]    [ ]      [ ]
        Paul E. Freiman,
        Theodore L.
        Eliot, Jr.,
        Abraham E. Cohen,                    ITEM 3--APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF        [ ]    [ ]      [ ]
        Abraham D. Sofaer,                           INCORPORATION
        Enoch Callaway, M.D.,
        John B. Stuppin
                                             ITEM 4--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS     [ ]    [ ]      [ ]
WITHHELD FOR: (Write that nominee's name
in the space provided below.)


-----------------------------------------



Signature(s) ---------------------------------------------------------                                      Dated --------- , 2000

         Please date and sign exactly as name appears hereon.  Joint owners should each sign. When signing as attorney,  executor, administrator, trustee or guardian, please give full title as such.

----------------------------------------------------------------------------------------------------------------------------------
                                                     - FOLD AND DETACH HERE -
